Exhibit 24(a)

                                                           Annual Report on Form
                                                             10-K for the period
                                                        ending December 31, 1995



                          LONG ISLAND LIGHTING COMPANY

                                POWER OF ATTORNEY



                  WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of February 1996.




                                   /S/  WILLIAM J. CATACOSINOS
                                   ----------------------------------
                                        WILLIAM J. CATACOSINOS
                                        PRINCIPAL EXECUTIVE OFFICER,
                                        PRESIDENT and CHAIRMAN OF THE
                                        BOARD OF DIRECTORS

                                                                   EXHIBIT 24(b)






                                                                  1995 Form 10-K


                          LONG ISLAND LIGHTING COMPANY

                       CERTIFICATE AS TO POWER OF ATTORNEY



                  WHEREAS, LONG ISLAND LIGHTING COMPANY, a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report for the year ended December 31, 1995, on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity as Corporate Secretary of Long Island Lighting Company, I do hereby certify that Anthony Nozzolillo has been appointed by the Board of Directors of Long Island Lighting Company with power to execute, among other documents, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  WITNESS my hand and the seal of the Company this 23rd day of February, 1996.



                               /s/  KATHLEEN A. MARION
                               ------------------------
                                    KATHLEEN A. MARION
                                    Corporate Secretary




(Corporate Seal)

                                                                   Exhibit 24(c)


                                                                  1995 FORM 10-K




                          LONG ISLAND LIGHTING COMPANY


         I, KATHLEEN A. MARION, Corporate Secretary of LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, DO HEREBY CERTIFY that annexed hereto is a true, correct and complete copy of the resolution adopted at a meeting of the Board of Directors of the Company duly called and held on February 23, 1996, at which meeting a quorum was present and acting throughout.
         AND I DO FURTHER CERTIFY that the foregoing resolution has not been in any way amended, annulled, rescinded or revoked and that the same is still in full force and effect.
         WITNESS my hand and the seal of the Company this 23rd day of February, 1996.

                                         /s/  KATHLEEN A. MARION
                                        ------------------------
                                              KATHLEEN A. MARION
                                              Corporate Secretary



(Corporate Seal)

                          LONG ISLAND LIGHTING COMPANY

                    (Resolution adopted on February 23, 1996)



         "RESOLVED, that

         1. the proper officers of this Company are authorized to execute and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for the Year Ended December 31, 1995 as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder, substantially in the form submitted to each of the directors with such additional changes therein as counsel for the Company shall approve (the "Form 10-K");

         2. Anthony Nozzolillo, Senior Vice President and Chief Financial Officer, and Kathleen A. Marion, Vice President and Corporate Secretary, their successors and each of them, are designated as agents for service in connection with said Form 10- K and each of them is authorized to receive all notices and communications from the Securities and Exchange Commission respecting said Form 10-K and any amendment thereto; and all powers which are provided by any rules and regulations of said Commission to be conferred upon persons so designated are hereby conferred upon each of said officers; and

         3. without limiting the authority of any officer of this Company to act in the premises, Anthony Nozzolillo and Kathleen A. Marion, their successors and each of them, are hereby appointed attorneys-in-fact of this Company with the power to execute and file any instruments and documents, including but not limited to the Form 10-K, and to make any payments and do any other acts and things, including the execution and filing of any amendment to said Form 10-K as they may deem necessary or desirable to effect such filing; and the Corporate Secretary or any Assistant Corporate Secretary, or any other officer of this Company, is hereby authorized to certify and deliver to the Securities and Exchange Commission copies of this resolution as evidence of such powers."